UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022
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Zuora, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 976-9056

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On December 6, 2022, Zuora, Inc. (“Zuora” or “we”) issued a press release announcing the financial results of its fiscal quarter ended October 31, 2022. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report, including Exhibit 99.1, are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 shall not be deemed incorporated by reference in any registration statement or other document filed with the Securities and Exchange Commission by Zuora, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On November 30, 2022, Zuora committed to a workforce reduction plan, impacting 11% of our workforce, to improve operational efficiencies and operating costs and better align our workforce with current business needs, priorities, and near term growth expectations, in light of macroeconomic uncertainties. We expect to incur charges of approximately $9.5 million consisting primarily of termination benefits to the impacted employees, including severance payments and healthcare benefits. We expect substantially all of these charges to be cash expenditures. We recognized $3.7 million of these charges in the third quarter of fiscal 2023, and expect to recognize substantially all of the remaining charges in the fourth quarter of fiscal 2023.

Potential position eliminations are subject to local law and consultation requirements, which may extend this process beyond fiscal 2023 in certain cases. The charges that we expect to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from the estimates disclosed above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this report:

Exhibit Number	Description
99.1	Press release, dated December 6, 2022, issued by Zuora, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.
(Registrant)

Dated: December 6, 2022	By:	/s/ Todd McElhatton
Todd McElhatton
Chief Financial Officer